UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________________________
FORM 8-K
_________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 14, 2025
_________________________________________
CURIOSITYSTREAM INC.
(Exact Name of Issuer as Specified in Charter)
_________________________________________

Delaware	001-39139	84-1797523
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
8484 Georgia Ave., Suite 700
Silver Spring, Maryland
(Address of principal executive offices)
20910
(Zip code)
(301) 755-2050
(Registrant’s telephone number, including area code)
_________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001	CURI	NASDAQ
Warrants, each exercisable for one share of Common stock at an exercise price of $11.50 per share	CURIW	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  x
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  o

Item 8.01    Other Events
On August 14, 2025, Hendricks Factual Media LLC (the “Selling Stockholder”), completed the previously announced underwritten secondary offering of shares of the common stock, par value $0.0001 per share, of CuriosityStream Inc. (the “Offering”).
On August 12, 2025, CuriosityStream Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”), by and among the Company, Hendricks Factual Media LLC (the “Selling Stockholder”) and Needham & Company, LLC, as representatives to the several underwriters named therein (the “Underwriters”), relating to the Offering of 7,000,000 shares of common stock by the Selling Stockholder, and up to 1,050,000 additional shares of common stock by the Selling Stockholder at the Underwriters’ option. On August 13, 2025, the Underwriters exercised the option to acquire the additional shares in full.
The Underwriting Agreement contains customary representations, warranties, covenants and indemnification obligations of the Company, the Selling Stockholder and the Underwriters, as well as termination and other customary provisions.
The Offering was made pursuant to the Company’s existing effective shelf registration statement on Form S-3 (File No. 333-264152), a preliminary prospectus supplement thereto dated August 12, 2025 and filed on August 12, 2025, and a prospectus supplement thereto dated August 12, 2025 and filed on August 14, 2025.
The Company did not sell any securities in the Offering and will not receive any proceeds from the sale of the shares offered by the Selling Stockholder.
The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.
The Underwriting Agreement and the above descriptions have been included to provide investors and security holders with information regarding the terms of the Underwriting Agreement. They are not intended to provide any other factual information about the Company or its subsidiaries or affiliates or equity holders. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Underwriting Agreement, and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other as a way of allocating contractual risk between them that differ from those applicable to investors. Moreover, the subject matter of the representations and warranties is subject to more recent developments. Accordingly, investors should be aware that these representations, warranties and covenants or any description thereof alone may not describe the actual state of affairs of the Company or its subsidiaries, affiliates, businesses or equity holders as of the date they were made or at any other time.
A copy of the opinion regarding the validity of the shares sold in the Offering is attached hereto as Exhibit 5.1 and incorporated herein by reference.
Cautionary Statements Regarding Forward-Looking Information
Certain statements in this Current Report on Form 8-K may be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, CuriosityStream’s expectations or predictions of future financial or business performance or conditions, plans to pay regular dividends, consumers’ valuation of factual content, and the Company’s continued success. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “predicts” or “intends” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed under “Risk Factors” in CuriosityStream’s Annual Report on Form 10-K for the year ended December 31, 2024, that the Company filed with the Securities and Exchange Commission (the “SEC”) on March 25, 2025, and in CuriosityStream’s other SEC filings. These risk factors are important to consider in determining future results and should be reviewed in their entirety. Forward-looking statements are based on the current belief of the management of CuriosityStream, based on currently available information, as to the outcome and timing of future events, and involve factors, risks, and uncertainties that may cause actual results in future periods to differ materially from such statements. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and CuriosityStream is not under any obligation, and expressly disclaims any obligation to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports that CuriosityStream has filed or will file from time to time with the SEC.
In addition to factors previously disclosed in CuriosityStream’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (i) risks related to CuriosityStream’s ability to maintain and develop new and existing revenue-generating relationships and partnerships or to significantly increase CuriosityStream’s subscriber base and retain customers; (ii) the effects of pending and future legislation; (iii) risks of the internet, online commerce and media industry; (iv) the highly competitive nature of the internet, online commerce and media industry and CuriosityStream’s ability to compete therein; (v) litigation, complaints, and/or adverse publicity; and (vi) privacy and data protection laws, privacy or data breaches, or the loss of data.

Item 9.01           Financial Statement and Exhibits.
(d)Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 12, 2025, among CuriosityStream Inc., Hendricks Factual Media LLC and Needham & Company, LLC, as representatives to the several underwriters named therein.
5.1	Opinion of Arnold & Porter Kaye Scholer LLP.
23.1	Consent of Arnold & Porter Kaye Scholer LLP (contained in its opinion filed as Exhibit 5.1 and incorporated herein by reference).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CURIOSITYSTREAM INC.
Date: August 14, 2025

/s/ P. Brady Hayden
P. Brady Hayden
Chief Financial Officer & Treasurer
(Principal Financial and Accounting Officer)